Exhibit 99.1

Radius Announces Follow-Up on the Positive Phase 3 Top-Line Results for its Investigational Drug Abaloparatide-SC in Postmenopausal Women with Severe Osteoporosis

WALTHAM, Mass., Jan. 12, 2015 (GLOBE NEWSWIRE) — Radius Health, Inc. (Nasdaq:RDUS) today announced a series of follow-ups on the positive top-line 18-month fracture results that the Company announced on December 21, 2014, from its Phase 3 clinical trial (ACTIVE) evaluating the investigational drug abaloparatide-SC for potential use in the reduction of fractures in postmenopausal osteoporosis.

Radius is appreciative to have recently received feedback from the Food and Drug Administration (FDA) on the draft Statistical Analysis Plan (SAP) for the ACTIVE trial, which the Company had submitted to the FDA for regulatory input.  In its response to the draft SAP, FDA requested that additional and modified analyses of the ACTIVE top-line results be performed.  Radius has conducted those analyses and remains on track for submission of the NDA for abaloparatide-SC to the FDA (and MAA to the European Medicines Agency)  in the second half of 2015. Radius is pleased to continue partnering with FDA in the course of our ongoing regulatory dialogue regarding the ACTIVE clinical trial and its extension study, ACTIVExtend.  The results from the ACTIVE trial and from the first six months of the ACTIVExtend trial, together with the entire data set from the abaloparatide development program, are subject to regulatory review.

About the Investigational Drug Abaloparatide

Radius’ investigational drug abaloparatide is a synthetic peptide analog of human parathyroid hormone-related protein (hPTHrP), a naturally occurring bone-building hormone that we believe has the potential to increase bone mineral density by stimulating new bone formation.  Abaloparatide-SC is an investigational drug currently in Phase 3 development for potential use as a daily self-administered injection for the treatment of patients with postmenopausal osteoporosis at high risk of fracture.  Radius also is developing the investigational drug abaloparatide-TD for potential use as a short wear-time transdermal patch designed to administer abaloparatide without the need for subcutaneous injection based on 3M’s patented Microstructured Transdermal System technology.

About Radius Health

Radius is a science-driven biopharmaceutical company developing new therapeutics for patients with advanced osteoporosis as well as other serious endocrine-mediated diseases including hormone responsive cancers.  Radius’ lead development candidate is the investigational drug abaloparatide for subcutaneous injection, currently in Phase 3 development for potential use in the reduction of fracture risk in postmenopausal women with severe osteoporosis.  The Radius clinical portfolio also includes an investigational abaloparatide transdermal patch for potential use in osteoporosis and the investigational drug RAD1901 for potential use in hormone-driven, or hormone-resistant, metastatic breast cancer, including breast cancer brain metastases.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the expectations forthe submission of an NDA for abaloparatide-SC.

These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: we have no product revenues; our need for additional funding, which may not be available; we are not currently profitable and may never become profitable; restrictions imposed on our business by our credit facility, and risks related to default on our obligations under our credit facility; risks related to raising additional capital; our limited operating history; quarterly fluctuation in our financial results; our dependence on the success of abaloparatide-SC, and our inability to ensure that abaloparatide-SC will obtain regulatory approval or be successfully commercialized; risks related to clinical trials, including having most of our products in early stage clinical trials and uncertainty that results will support our product candidate claims; the risk that adverse side effects will be identified during the development of our product candidates; product candidates for which we obtain marketing approval, if any, could be subject to restrictions or withdrawal from the market and we may be subject to penalties; failure to achieve market acceptance of our product candidates; risks related to the use of our limited resources on particular product candidates and not others; delays in enrollment of patients in our clinical trials, which could delay or prevent regulatory approvals; the dependence of our drug development program upon third-parties who are outside our control; the risk that a regulatory or government official will determine that third-parties with a financial interest in the outcome of the Phase 3 study of abaloparatide-SC affected the reliability of the data from the study; our reliance on third parties to formulate and manufacture our product candidates; failure to establish additional collaborations; our lack of experience selling, marketing and distributing products and our lack of internal capability to do so; failure to compete successfully against other drug companies; developments by competitors may render our products or technologies obsolete or non-competitive; risks related to the fact that our drugs may sell for inadequate prices or patients may be unable to obtain adequate reimbursement; effects of product liability lawsuits on commercialization of our products; failure to comply with obligations of our intellectual property licenses; failure to protect our intellectual property or failure to secure necessary intellectual property related to abaloparatide-SC, abaloparatide-TD, RAD-1901 and/or RAD-140; our or our licensors’ inability to obtain and maintain patent protection for technology and products; risks related to our compliance with patent application requirements; failure to protect the confidentiality of our trade secrets; risks related to our infringement of third parties’ rights; risks related to employees’ disclosure of former employers’ trade secrets; risks associated with intellectual property litigation, including expending substantial resources and distracting personnel from their normal responsibilities; risks associated with healthcare reform; our failure to comply with healthcare laws and regulations; our exposure to claims associated with the use of hazardous materials and chemicals; inability to successfully manage our growth; risks relating to business combinations and acquisitions; our reliance on key executive officers and advisors; our inability to hire additional qualified personnel; volatility in the price of our common stock; capital appreciation is the only source of gain for our common stock; risks related to increased costs and compliance initiatives associated with operating as a public company; our directors, executive officers and principal stockholders have substantial control over us and could delay or prevent a change in control; future sales of our common stock could depress the price of our common stock; inaccurate or unfavorable information about us could cause the price of our common stock to decline; provisions in our charter documents and Delaware law could discourage takeover attempts; and our ability to use our net operating loss carryforwards and certain other tax attributes may be limited.  These and other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, or SEC, on November 10, 2014, in our Current Report on Form 8-K filed with the SEC on the date hereof and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release.  While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.  These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

CONTACT: Investor Relations

Barbara Ryan

Investor Relations

Radius Health, Inc.

203-274-2825

bryan@radiuspharm.com